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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (date of earliest event reported): November 8, 2006


                                STERICYCLE, INC.
             (Exact name of registrant as specified in its charter)




      Delaware                      0-21229                 36-3640402
(State or other juris-          (Commission file           (IRS employer
diction of incorporation)            number)            identification number)


                             28161 North Keith Drive
                           Lake Forest, Illinois 60045
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (847) 367-5910


     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)


     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 8, 2006, our Board of Directors, upon the recommendation of the Board's Compensation Committee, amended the Plan of Compensation for Outside Directors, which the Board adopted on August 8, 2006.

     As previously reported (by a Form 8-K filed on August 11, 2006), the plan provides that, subject to a director's election to receive up to 50% of his annual compensation in cash if he satisfies certain minimum stock ownership requirements, the normal form of payment of a director's annual compensation will be a stock option reflecting a conversion of the cash compensation. This option, which will be granted upon reelection as a director at the annual meeting of stockholders each year, will be for a number of shares equal to the quotient obtained by dividing (i) a multiple of the amount of cash compensation to be converted into an option by (ii) the average closing price of our stock during the period from the prior year's annual meeting through the last trading day before the current annual meeting. The amendment changes the multiple of the amount of cash compensation to be converted into an option from 2 to 3.

     The amendment makes a corresponding change in the "annual grant" to a new director and increases the multiple of the directors' current cash compensation used in determining the "joining grant" to a new director from 4 to 6.

     This description of the amendment and the plan is qualified in its entirety by their actual terms. A copy of the amendment is filed with this report as
Exhibit 10.1; a copy of the plan was filed as Exhibit 10.1 with our Form 8-K filed on August 11, 2006.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

       (c) EXHIBITS

       The following exhibit is filed with this report:

10.1   First Amendment to Plan of Compensation for Outside Directors.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: November 14, 2006.

                                        STERICYCLE, INC.

                                        By     /s/ FRANK J.M. TEN BRINK
                                           ----------------------------------
                                               Frank J.M. ten Brink
                                               Executive Vice President and
                                                    Chief Financial Officer



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